                                                                   EXHIBIT 4-205

                                  EXECUTED IN  _____
                                  COUNTERPARTS OF WHICH
                                  THIS IS COUNTERPART NO.  _  .

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                                  AS TRUSTEE

                            ------------------------

                                   INDENTURE
                          Dated as of August 15, 1999

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                   (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                           FLOATING RATE 1999 SERIES D
                             DUE SEPTEMBER 17, 2001

                                      AND

                         (B) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*

                            ------------------------

                                                              PAGE
                                                              ----
PARTIES.....................................................    1
RECITALS
  Original Indenture and Supplementals......................    1
  Issue of Bonds under Indenture............................    1
  Bonds heretofore issued...................................    1
  Reason for creation of new series.........................    5
  Bonds to be Floating Rate 1999 Series D...................    5
  Further Assurance.........................................    5
  Authorization of Supplemental Indenture...................    5
  Consideration for Supplemental Indenture..................    5
                                    PART I.
CREATION OF THREE HUNDRED TWENTY-THIRD
SERIES OF BONDS
GENERAL AND REFUNDING MORTGAGE BONDS,
FLOATING RATE 1999 SERIES D
Sec. 1. Certain terms of Bonds of Floating Rate 1999 Series
  D.........................................................    6
Sec. 2. Redemption of Bonds of Floating Rate 1999 Series
  D.........................................................    8
Sec. 3. Calculation Agent...................................    9
Sec. 4. Form of Bonds of Floating Rate 1999 Series D........   11
        Form of Trustee's Certificate.......................   14
                                    PART II.
RECORDING AND FILING DATA
Recording and filing of Original Indenture..................   15
Recording and filing of Supplemental Indentures.............   15
Recording of Certificates of Provision for Payment..........   20
                                   PART III.
THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee......   20
                                    PART IV.
MISCELLANEOUS
Confirmation of Section 318(c) of Trust Indenture Act.......   20
Execution in Counterparts...................................   20
Testimonium.................................................   21
Execution...................................................   21
Acknowledgement of execution by Company.....................   21
Acknowledgement of execution by Trustee.....................   22
Affidavit as to consideration and good faith................   23

------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.           SUPPLEMENTAL INDENTURE, dated as of the fifteenth day of
                 August, in the year one thousand nine hundred and ninety-nine, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL
INDENTURE AND
SUPPLEMENTALS.     WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter referred to as the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1, 1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1, 1936, February 1, 1940, December 1, 1940,
                 September 1, 1947, March 1, 1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15,
                 1957, June 1, 1959, December 1, 1966, October 1, 1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971,
                 November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975, November 1, 1975, December 15, 1975,
                 February 1, 1976, June 15, 1976, July 15, 1976, February 15,
                 1977, March 1, 1977, June 15, 1977, July 1, 1977, October 1,
                 1977, June 1, 1978, October 15, 1978, March 15, 1979, July 1,
                 1979, September 1, 1979, September 15, 1979, January 1, 1980,
                 April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30, 1982, August 15, 1982, June 1, 1983, October 1,
                 1984, May 1, 1985, May 15, 1985, October 15, 1985, April 1,
                 1986, August 15, 1986, November 30, 1986, January 31, 1987,
                 April 1, 1987, August 15, 1987, November 30, 1987, June 15,
                 1989, July 15, 1989, December 1, 1989, February 15, 1990,
                 November 1, 1990, April 1, 1991, May 1, 1991, May 15, 1991,
                 September 1, 1991, November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992, July 15, 1992, July 31, 1992,
                 November 30, 1992, December 15, 1992, January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26, 1993, May 31,
                 1993, June 30, 1993, June 30, 1993, September 15, 1993, March
                 1, 1994, June 15, 1994, August 15, 1994, December 1, 1994,
                 August 1, 1995 and August 1, 1999 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF BONDS
UNDER INDENTURE.   WHEREAS, the Indenture provides that said bonds shall be
                 issuable in one or more series, and makes provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE
ISSUED.            WHEREAS, bonds in the principal amount of Eight billion, four hundred forty-seven million seven hundred fifty-two thousand dollars ($8,447,752,000) have heretofore been issued under the indenture as follows, viz:

                              (1)  Bonds of Series A                --   Principal Amount  $26,016,000,
                              (2)  Bonds of Series B                --   Principal Amount  $23,000,000,
                              (3)  Bonds of Series C                --   Principal Amount  $20,000,000,
                              (4)  Bonds of Series D                --   Principal Amount  $50,000,000,
                              (5)  Bonds of Series E                --   Principal Amount  $15,000,000,
                              (6)  Bonds of Series F                --   Principal Amount  $49,000,000,
                              (7)  Bonds of Series G                --   Principal Amount  $35,000,000,
                              (8)  Bonds of Series H                --   Principal Amount  $50,000,000,

                                        2

                              (9)  Bonds of Series I                --   Principal Amount  $60,000,000,
                             (10)  Bonds of Series J                --   Principal Amount  $35,000,000,
                             (11)  Bonds of Series K                --   Principal Amount  $40,000,000,
                             (12)  Bonds of Series L                --   Principal Amount  $24,000,000,
                             (13)  Bonds of Series M                --   Principal Amount  $40,000,000,
                             (14)  Bonds of Series N                --   Principal Amount  $40,000,000,
                             (15)  Bonds of Series O                --   Principal Amount  $60,000,000,
                             (16)  Bonds of Series P                --   Principal Amount  $70,000,000,
                             (17)  Bonds of Series Q                --   Principal Amount  $40,000,000,
                             (18)  Bonds of Series W                --   Principal Amount  $50,000,000,
                             (19)  Bonds of Series AA               --   Principal Amount  $100,000,000,
                             (20)  Bonds of Series BB               --   Principal Amount  $50,000,000,
                             (21)  Bonds of Series CC               --   Principal Amount  $50,000,000,
                             (22)  Bonds of Series UU               --   Principal Amount  $100,000,000,
                          (23-31)  Bonds of Series DDP Nos. 1-9     --   Principal Amount  $14,305,000,
                          (32-45)  Bonds of Series FFR Nos. 1-14    --   Principal Amount  $45,600,000,
                          (46-67)  Bonds of Series GGP Nos. 1-22    --   Principal Amount  $42,300,000,
                             (68)  Bonds of Series HH               --   Principal Amount  $50,000,000,
                          (69-90)  Bonds of Series IIP Nos. 1-22    --   Principal Amount  $3,750,000,
                          (91-98)  Bonds of Series JJP Nos. 1-8     --   Principal Amount  $6,850,000,
                         (99-107)  Bonds of Series KKP Nos. 1-9     --   Principal Amount  $34,890,000,
                        (108-122)  Bonds of Series LLP Nos. 1-15    --   Principal Amount  $8,850,000,
                        (123-143)  Bonds of Series NNP Nos. 1-21    --   Principal Amount  $47,950,000,
                        (144-161)  Bonds of Series OOP Nos. 1-18    --   Principal Amount  $18,880,000,
                        (162-180)  Bonds of Series QQP Nos. 1-19    --   Principal Amount  $13,650,000,
                        (181-195)  Bonds of Series TTP Nos. 1-15    --   Principal Amount  $3,800,000,
                            (196)  Bonds of 1980 Series A           --   Principal Amount  $50,000,000,
                        (197-221)  Bonds of 1980 Series CP Nos.
                                   1-25                             --   Principal Amount  $35,000,000,
                        (222-232)  Bonds of 1980 Series DP Nos.
                                   1-11                             --   Principal Amount  $10,750,000,
                        (233-248)  Bonds of 1981 Series AP Nos.
                                   1-16                             --   Principal Amount  $124,000,000,
                            (249)  Bonds of 1985 Series A           --   Principal Amount  $35,000,000,
                            (250)  Bonds of 1985 Series B           --   Principal Amount  $50,000,000,
                            (251)  Bonds of Series PP               --   Principal Amount  $70,000,000,
                            (252)  Bonds of Series RR               --   Principal Amount  $70,000,000,
                            (253)  Bonds of Series EE               --   Principal Amount  $50,000,000,
                        (254-255)  Bonds of Series MMP and MMP No.
                                   2                                --   Principal Amount  $5,430,000,
                            (256)  Bonds of Series T                --   Principal Amount  $75,000,000,
                            (257)  Bonds of Series U                --   Principal Amount  $75,000,000,
                            (258)  Bonds of 1986 Series B           --   Principal Amount  $100,000,000,
                            (259)  Bonds of 1987 Series D           --   Principal Amount  $250,000,000,
                            (260)  Bonds of 1987 Series E           --   Principal Amount  $150,000,000,
                            (261)  Bonds of 1987 Series C           --   Principal Amount  $225,000,000,
                            (262)  Bonds of Series V                --   Principal Amount  $100,000,000,
                            (263)  Bonds of Series SS               --   Principal Amount  $150,000,000,
                            (264)  Bonds of 1980 Series B           --   Principal Amount  $100,000,000,
                            (265)  Bonds of 1986 Series C           --   Principal Amount  $200,000,000,
                            (266)  Bonds of 1986 Series A           --   Principal Amount  $200,000,000,
                            (267)  Bonds of 1987 Series B           --   Principal Amount  $175,000,000,
                            (268)  Bonds of Series X                --   Principal Amount  $100,000,000,
                            (269)  Bonds of 1987 Series F           --   Principal Amount  $200,000,000,
                            (270)  Bonds of 1987 Series A           --   Principal Amount  $300,000,000,
                            (271)  Bonds of Series Y                --   Principal Amount  $60,000,000,
                            (272)  Bonds of Series Z                --   Principal Amount  $100,000,000,
                            (273)  Bonds of 1989 Series A           --   Principal Amount  $300,000,000,

                                        3

                            (274)  Bonds of 1984 Series AP          --   Principal Amount  $2,400,000,
                            (275)  Bonds of 1984 Series BP          --   Principal Amount  $7,750,000,
                            (276)  Bonds of Series R                --   Principal Amount  $100,000,000,
                            (277)  Bonds of Series S                --   Principal Amount  $150,000,000,
                            (278)  Bonds of 1993 Series D           --   Principal Amount  $100,000,000,

                 all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                 (279-284) Bonds of Series KKP Nos. 10-15 in the principal amount of One hundred seventy-nine million five hundred ninety thousand dollars ($179,590,000), all of which are outstanding at the date hereof;

                 (285) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                 (286) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars ($194,649,000) of which Sixty-two million seven hundred ninety thousand dollars ($62,790,000) principal amount have heretofore been retired and One hundred thirty-one million eight hundred fifty-nine thousand dollars ($131,859,000) principal amount are outstanding at the date hereof;

                 (287) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which Ninety-five million one hundred sixty thousand dollars ($95,160,000) principal amount have heretofore been retired and One hundred sixty-one million seven hundred seventy-two thousand dollars ($161,772,000) principal amount are outstanding at the date hereof;

                 (288) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Thirty-four million one hundred ninety thousand dollars ($34,190,000) principal amount have heretofore been retired and Fifty-one million two hundred eighty-five thousand dollars ($51,285,000) principal amount are outstanding at the date hereof;

                 (289) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                 (290) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                 (291) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                 (292) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                 (293) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;

                 (294) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

                 (295) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                 (296) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                 (297) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), of which Ten million dollars ($10,000,000) principal amount have heretofore been retired and Two hundred ninety million ($290,000,000) principal amount are outstanding at the date hereof;

                 (298) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                 (299) Bonds of 1992 Series E in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (300) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                 (301) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which Twenty-seven million dollars ($27,000,000) principal amount have heretofore been retired and One hundred ninety-eight million dollars ($198,000,000) principal amount are outstanding at the date hereof;

                 (302) Bonds of 1993 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (303) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Thirty-one million five hundred thousand dollars ($31,500,000) principal amount have heretofore been retired and Three hundred sixty-eight million five hundred thousand dollars ($368,500,000) principal amount are outstanding at the date hereof;

                 (304) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                 (305) Bonds of 1993 Series G in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which One hundred twenty-five million dollars ($125,000,000) principal amount have been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;

                 (306) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), of which Seventy eight million five hundred thousand dollars ($78,500,000) principal amount have heretofore been retired and Two hundred twenty-one million five hundred thousand dollars ($221,500,000) principal amount are outstanding at the date hereof;

                 (307) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                 (308) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                 (309) Bonds of 1993 Series H in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (310) Bonds of 1993 Series K in the principal amount of One hundred sixty million dollars ($160,000,000), all of which are outstanding at the date hereof;

                 (311) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;

                 (312) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;

                 (313) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (314) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;

                 (315) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

                 (316) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

                 and, accordingly, of the bonds so issued, Two billion nine hundred forty-five million four hundred forty-one thousand dollars ($2,945,441,000) principal amount are outstanding at the date hereof; and

REASON FOR
CREATION OF NEW
SERIES.            WHEREAS, the Company desires to issue a new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

BONDS TO BE
FLOATING RATE
1999 SERIES D.     WHEREAS, the Company desires by this Supplemental Indenture to create a new series of bonds, to be designated "General and Refunding Mortgage Bonds, Floating Rate 1999 Series D," and

FURTHER
ASSURANCE.         WHEREAS, the Original Indenture, by its terms, includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF
SUPPLEMENTAL
INDENTURE.         WHEREAS, the Company in the exercise of the powers and
                 authority conferred upon and reserved to it under and by virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                   WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR
SUPPLEMENTAL
INDENTURE.         NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit
                 Edison Company, in consideration of the premises and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                             PART I.

                             CREATION OF THREE HUNDRED TWENTY-THIRD
                                        SERIES OF BONDS.

                              GENERAL AND REFUNDING MORTGAGE BONDS,
                                   FLOATING RATE 1999 SERIES D

TERMS OF BONDS OF
FLOATING RATE 1999
SERIES D.          SECTION 1. The Company hereby creates the Three hundred
                 twenty-third series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, Floating Rate 1999 Series D" (elsewhere herein referred to as the "bonds of 1999 Series D"). The aggregate principal amount of bonds of 1999 Series D shall be limited to Forty million dollars ($40,000,000), except as provided in Sections 7 and 13 of
                 Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                   The bonds of 1999 Series D shall mature on September 17, 2001 and shall be issued as registered bonds without coupons in denominations of $1,000 and any multiple thereof. The bonds of 1999 Series D will be issued in book-entry form through the facilities of The Depository Trust Company ("DTC"). Transfers or exchanges of beneficial interests in the bonds of 1999 Series D may be effected only through records maintained by DTC or its nominee. Payments of principal and interest on the Bonds will be made to DTC in immediately available funds as the principal of and interest on the bonds of 1999 Series D shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. The interest on bonds of 1999 Series D, whether in temporary or definitive form, shall be payable without presentation of such bonds and (subject to the provisions of this Section 1) only to or upon the written order of the registered holders thereof.

                   The bonds of 1999 Series D shall bear interest at a rate per annum, reset quarterly, equal to three-month LIBOR (as defined below) plus seventeen basis points (.17%), as determined by the Calculation Agent (as defined below). Interest will be computed on the basis of a 360-day year and the actual number of days in the applicable Interest Period (as defined below). Interest is payable quarterly in arrears on March 15, June 15, September 15, and December 15 of each year, commencing September 15, 1999, except that the final payment of interest will be due on September 17, 2001, instead of September 15, 2001 (each an "Interest Payment Date"), for the period commencing on and including the immediately preceding Interest Payment Date and ending on and including the day preceding the next Interest Payment Date (each an "Interest Period"), with the exception that the first Interest Period shall commence on and include August 27, 1999. Interest is payable to the persons in whose names the bonds of 1999 Series D are registered at the close of business on the fifteenth calendar day, whether or not a Business Day (as defined below), prior to the Interest Payment Date.

                   The interest rate on the bonds of 1999 Series D may not
                 exceed the "Maximum Rate", which is defined to mean the rate of interest equal to 15% per annum or such higher rate as may be established from time to time by the Board of Directors of the Company.

                   If any Interest Payment Date, other than at stated maturity, for the bonds of 1999 Series D would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next day that is a Business Day, except that if such Business Day is in the next succeeding calendar month, such Interest

                 Payment Date shall be the immediately preceding Business Day. If the stated maturity for the bonds of 1999 Series D falls on a day which is not a Business Day, payment of principal and interest with respect to the bonds of 1999 Series D will be paid on the next succeeding Business Day with the same force and effect as if made on such date and no interest on such payment will accrue from and after such date.

                   The interest rate for each Interest Period shall be
                 determined by the Calculation Agent in accordance with the following provisions:

                   The per annum rate of interest for each Interest Period will be three-month LIBOR on the second Business Day preceding the relevant Interest Reset Date (as defined below) for such Interest Period (the "Interest Determination Date") plus the applicable spread described above. The Interest Determination Date for the first Interest Period shall be August 25, 1999. "LIBOR" for each subsequent Interest Period shall be determined by the Calculation Agent in accordance with the following provisions:

                     (i) On each Interest Determination Date, the Calculation
                Agent shall ascertain the offered rate for three-month deposits in U.S. dollars in the London interbank market, which appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date.

                     (ii) If such rate does not appear on the Telerate Page
                3750, or the Telerate Page 3750 is unavailable, the Calculation Agent shall request each of four major banks in the London interbank market (the "Reference Banks") to provide the Calculation Agent with its offered quotation (expressed as a rate per annum) for three-month deposits in U.S. dollars to leading banks in the London interbank market at approximately 11:00 a.m. (London time) on the Interest Determination Date. If at least two such quotations are provided, LIBOR in respect of the Interest Determination Date, will be the arithmetic mean of such quotations.

                     (iii) If less than two of the Reference Banks provide the
                Calculation Agent with such offered quotations, LIBOR in respect of that Interest Determination Date shall be the arithmetic mean of the rates quoted by three major banks in The City of New York (selected by the Calculation Agent) at approximately 11:00 a.m., New York City time, on that Interest Determination Date for three-month loans in U.S. dollars to leading European banks, in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR shall be LIBOR in effect on such Interest Determination Date.

                   "Interest Reset Date" means, with respect to any Interest
                 Period, the first day of such Interest Period.

                   "Business Day" means any day (other than a Saturday or
                 Sunday) on which banking institutions in The City of New York are open for business and which is also a London Banking Day.

                   "London Banking Day" means any day (other than a Saturday or
                 Sunday) on which dealings in deposits are transacted in the London interbank market.

                   "Telerate Page 3750" means the display designated as page
                 "3750" on the Bridge Telerate, Inc. (or such other page as may replace that page on that service for the purpose of displaying the LIBOR Index on a daily basis).

                   All percentages resulting from any calculation on the bonds of 1999 Series D shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or
                 .0987655)), and U.S. dollar amounts used in or resulting from such calculations shall be rounded to the nearest cent (with one-half cent being rounded upward).

                   The Company agrees that, so long as any of the bonds of 1999
                 Series D remain outstanding, it shall maintain under appointment an agent (the "Calculation Agent"), initially Bankers Trust Company, to calculate the rate of interest payable on the Bonds in respect of each Interest Period as provided in Section 3 below. If the Calculation Agent is unable or unwilling to continue to act as such, or if the Calculation Agent fails to establish the applicable rate of interest for any Interest Period, or if the Company removes the Calculation Agent, the Company shall appoint the office of another bank to act as the Calculation Agent; provided, however, that the Calculation Agent shall not resign or be removed until acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Company and such successor Calculation Agent.

                   Each bond of 1999 Series D shall be dated the date of its
                 authentication and interest shall be payable on the principal represented thereby from the March 15, June 15, September 15 or December 15 next preceding the date thereof to which interest has been paid on bonds of 1999 Series D, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to September 15, 1999, in which case interest shall be payable from August 27, 1999 on the bond of 1999 Series D originally evidencing the debt represented thereby.

                   The bonds of 1999 Series D in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 1999 Series D). Until bonds of 1999 Series D in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1999 Series D in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 1999 Series D, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1999 Series D, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                   Interest on any bond of 1999 Series D which is payable on any
                 Interest Payment Date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such Interest Payment Date. If the Company shall default in the payment of the interest due on any Interest Payment Date on the principal represented by any bond of 1999 Series D, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 1999 Series D issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 1999 Series D issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 1999 Series D not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

REDEMPTION OF
BONDS OF 1999
SERIES D.          SECTION 2. The bonds of 1999 Series D shall not be redeemable prior to stated maturity.

                   The bonds of 1999 Series D shall not be entitled to or
                 subject to any sinking fund.

EXCHANGE AND
TRANSFER.          At the option of the registered holder, any bonds of 1999
                 Series D, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of

                 Manhattan, The City of New York, The State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 1999 Series D of other authorized denominations, upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. Bonds of 1999 Series D shall be transferable at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1999 Series D during any period of ten
                 (10) days next preceding any interest payment date for such bonds.

                   Bonds of 1999 Series D, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

CALCULATION AGENT  SECTION 3. (a) The Company hereby appoints Bankers Trust
                 Company as Calculation Agent (in such capacity, the "Calculation Agent") of the Company with respect to the bonds of 1999 Series D, and the Calculation Agent hereby accepts its obligations as set forth in this Supplemental Indenture upon the terms and conditions set forth herein.

                   (b) As soon as reasonably practical on or after each Interest
                 Determination Date, the Calculation Agent shall determine LIBOR and notify the Company thereof and the resulting interest rate. Upon the request of the beneficial owner of any bond of 1999 Series D, the Calculation Agent will provide the interest rate then in effect and, if determined, the applicable interest rate that will become effective as of the next Interest Reset Date. All interest rate determinations made by the Calculation Agent with respect to the bonds of 1999 Series D shall, in the absence of manifest error, be conclusive for all purposes and binding upon the Company.

                   (c) The Calculation Agent shall be entitled to such
                 compensation for its services as the Calculation Agent and the Company may agree, and the Company shall pay such compensation and shall reimburse the Calculation Agent for all reasonable expenses, disbursements and advances incurred or made by the Calculation Agent in connection with the services rendered by it as Calculation Agent.

                   (d) The Calculation Agent shall incur no liability for, or in respect of, any action taken, omitted to be taken or suffered by it in reliance upon any bond of 1999 Series D, certificate, affidavit, instruction, notice, request, direction, order, statement or other paper, document or communication reasonably believed by it to be genuine. Any order, certificate, affidavit, instruction, notice, request, direction, statement or other communication from the Company made or given by it and sent, delivered or directed to the Calculation Agent under, pursuant to or as permitted by any provision of this Supplemental Indenture shall be sufficient for purposes of this Supplemental Indenture if such communication is in writing and signed by any officer of the Company. The Calculation Agent may consult with counsel satisfactory to it (which counsel may be counsel for the Company) and the opinion of such counsel shall constitute full and complete protection of the Calculation Agent with respect to any action taken, omitted to be taken or suffered by it hereunder in good faith and in accordance with and in reliance upon the opinion of such counsel. In acting under this Supplemental Indenture, the Calculation Agent (in its capacity as such) does not assume any obligation to, or any relationship of agency or trust for or with, the holders of the bonds of 1999 Series D.

                   (e) The Calculation Agent shall be obligated only to perform such duties as are specifically set forth herein and no other duties or obligations on the part of the Calculation Agent, in its capacity as such, shall be implied hereby.

                   (f) The Calculation Agent may at any time terminate its
                 appointment as Calculation Agent by giving no less than ninety
                 (90) days' written notice to the Company, unless the Company consents in writing to a shorter time. Upon receipt of notice of termination by the Calculation Agent, the Company agrees promptly to appoint a successor Calculation Agent. The Company may terminate the appointment of the Calculation Agent at any time by giving written notice to the Calculation Agent of such termination and specifying the date when such termination shall become effective; provided, however, that no termination by the Calculation Agent or by the Company shall become effective prior to the date of the appointment by the Company, as provided below, of a successor Calculation Agent and the acceptance of such appointment by such successor Calculation Agent. Upon termination by either party pursuant to the provisions of this paragraph, the Calculation Agent shall be entitled to the payment of any compensation owed to it by the Company hereunder, as provided by paragraph (c) above, and the provisions of paragraph (h) below shall remain in effect following such termination.

                   (g) Any successor Calculation Agent appointed by the Company following termination of the appointment of the Calculation Agent pursuant to the provisions of paragraph (f) hereof shall execute and deliver to the Calculation Agent and to the Company an instrument accepting such appointment, and thereupon such successor Calculation Agent shall, without any further act or instrument, become vested with all the rights, immunities, duties and obligations of the Calculation Agent, with like effect as if originally named as Calculation Agent hereunder, and the Calculation Agent shall thereupon be obligated to transfer and deliver, and such successor Calculation Agent shall be entitled to receive and accept, copies of any available records maintained by the Calculation Agent in connection with the performance of its obligations hereunder.

                   (h) The Company shall indemnify and hold free and harmless the Calculation Agent, its officers and employees from and against all actions, claims, damages, liabilities, losses and expenses (including reasonable legal fees and expenses) relating to or arising out of actions, or omissions in any capacity hereunder, except actions, claims, damages, liabilities, losses and expenses caused by the gross negligence or wilful misconduct of the Calculation Agent, its officers or employees.

                   (i) Any corporation into which the Calculation Agent may be merged, converted or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Calculation Agent may be a party, or any corporation to which the Calculation Agent may sell or otherwise transfer all or substantially all of its corporate trust business, shall, to the extent permitted by applicable law, become the Calculation Agent under this Supplemental Indenture without the execution of any paper or any further act by the parties hereto. The Calculation Agent will give prompt written notice to the Company and the Trustee (if other than Bankers Trust Company) of any such merger, conversion or consolidation.

                   (j) Any notice or other communication given hereunder shall be delivered in person, sent by letter, telecopy or telex or communicated by telephone (subject, in the case of communication by telephone, to written confirmation dispatched within 24 hours) to such address as the party to receive such notice may have previously specified.

                   (k) The terms and conditions of the appointment of the
                 Calculation Agent may be amended only by means of a written instrument duly executed and delivered by or on behalf of the Company and the Calculation Agent; provided, that, except as required by law, or as agreed by the Company and the Calculation Agent, such amendment need not be in the form of an amended or further Supplemental Indenture.

                   (l) Except as provided herein, the provisions of this Section
                 3 are solely for the benefit of the Company and the Calculation Agent hereto and their successors and assigns and no other person shall acquire or have any rights under or by virtue hereof.

                                   THE DETROIT EDISON COMPANY
                               GENERAL AND REFUNDING MORTGAGE BOND
                       FLOATING RATE 1999 SERIES D, DUE SEPTEMBER 17, 2001

                   $40,000,000                                             No. 1

                   THE DETROIT EDISON COMPANY (hereinafter called the
                 "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to CEDE & Co. or registered assigns, at its office or agency in the Borough of Manhattan, The City and State of New York, the principal sum of $40,000,000 in lawful money of the United States of America on the seventeenth day of September 17, 2001, and to pay interest thereon as provided below, at such office or agency, in like lawful money, from August 27, 1999, to the person in whose name this bond is registered at the close of business on the related regular record date as provided below, or (subject to certain exceptions provided in the Indenture hereinafter mentioned), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in such Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                   The bonds of 1999 Series D will bear interest at a rate per annum, reset quarterly, equal to three-month LIBOR (as defined below) plus seventeen basis points (.17%), as determined by the Calculation Agent (as defined below). Interest will be computed on the basis of a 360-day year and the actual number of days in the applicable Interest Period (as defined below). Interest is payable quarterly in arrears on March 15, June 15, September 15, and December 15 of each year, commencing September 15, 1999, except that the final payment of interest will be due on September 17, 2001, instead of September 15, 2001 (each an "Interest Payment Date"), for the period commencing on and including the immediately preceding Interest Payment Date and ending on and including the day preceding the next Interest Payment Date (each an "Interest Period"), with the exception that the first Interest Period shall commence on and include August 27, 1999. Interest is payable to the persons in whose names the bonds of 1999 Series D are registered at the close of business on the related regular record date, which shall be the fifteenth calendar day, whether or not a Business Day (as defined below), prior to the Interest Payment Date.

                   The interest rate on the bonds of 1999 Series D may not
                 exceed the "Maximum Rate", which is defined to mean the rate of interest equal to 15% per annum or such higher rate as may be established from time to time by the Board of Directors of the Company.

                   If any Interest Payment Date, other than at stated maturity, for the bonds of 1999 Series D would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next day that is a Business Day, except that if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the stated maturity for the bonds of 1999 Series D falls on a day which is not a Business Day, payment of principal and interest with respect to the bonds of 1999 Series D will be paid on the next succeeding Business Day with the same force and effect as if made on such date and no interest on such payment will accrue from and after such date.

                   The interest rate for each Interest Period will be determined by the Calculation Agent in accordance with the following provisions:

                   The per annum rate of interest for each Interest Period will be three-month LIBOR on the second Business Day preceding the relevant Interest Reset Date (as defined below) for such Interest Period (the "Interest Determination Date") plus the applicable spread described above. The Interest Determination Date for the first Interest Period will be August 25, 1999. "LIBOR" for each subsequent Interest

                 Period will be determined by the Calculation Agent in accordance with the following provisions:

                     (i) On each Interest Determination Date, the Calculation
                Agent will ascertain the offered rate for three-month deposits in U.S. dollars in the London interbank market, which appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date.

                     (ii) If such rate does not appear on the Telerate Page
                3750, or the Telerate Page 3750 is unavailable, the Calculation Agent will request each of four major banks in the London interbank market (the "Reference Banks") to provide the Calculation Agent with its offered quotation (expressed as a rate per annum) for three-month deposits in U.S. dollars to leading banks in the London interbank market at approximately 11:00 a.m. (London time) on the Interest Determination Date. If at least two such quotations are provided, LIBOR in respect of the Interest Determination Date, will be the arithmetic mean of such quotations.

                     (iii) If less than two of the Reference Banks provide the
                Calculation Agent with such offered quotations, LIBOR in respect of that Interest Determination Date will be the arithmetic mean of the rates quoted by three major banks in The City of New York (selected by the Calculation Agent) at approximately 11:00 a.m., New York City time, on that Interest Determination Date for three-month loans in U.S. dollars to leading European banks, in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR will be LIBOR in effect on such Interest Determination Date.

                   "Interest Reset Date" means, with respect to any Interest
                 Period, the first day of such Interest Period.

                   "Business Day" means any day (other than a Saturday or
                 Sunday) on which banking institutions in The City of New York are open for business and which is also a London Banking Day.

                   "London Banking Day" means any day (other than a Saturday or
                 Sunday) on which dealings in deposits are transacted in the London interbank market.

                   "Telerate Page 3750" means the display designated as page
                 "3750" on the Bridge Telerate, Inc. (or such other page as may replace that page on that service for the purpose of displaying the LIBOR Index on a daily basis).

                   All percentages resulting from any calculation on the bonds of 1999 Series D will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or
                 .0987655)), and U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upward).

                   The Company has agreed that, so long as any of the bonds of
                 1999 Series D remain outstanding, it will maintain under appointment an agent (the "Calculation Agent"), initially Bankers Trust Company, to calculate the rate of interest payable on the Bonds in respect of each Interest Period. If the Calculation Agent is unable or unwilling to continue to act as such, or if the Calculation Agent fails to establish the applicable rate of interest for any Interest Period, or if the Company removes the Calculation Agent, the Company will appoint the office of another bank to act as the Calculation Agent; provided, however, that the Calculation Agent shall not resign or be removed until acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Company and such successor Calculation Agent.

                   Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                   This bond shall not be valid or become obligatory for any
                 purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                   IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                 this instrument to be executed on its behalf by its Vice President and Treasurer, with his manual or facsimile signature, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or its Assistant Corporate Secretary by manual or facsimile signature.


                           Dated:
                           DTE SEAL
                           Attest:
                           SOMERS
                           Assistant Corporate Secretary
                                                                   THE DETROIT EDISON COMPANY
                                                                   By LOOMANS
                                                                       Vice President and Treasurer

                   This bond is one of an authorized issue of bonds of the
                 Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, Floating Rate 1999 Series D (elsewhere herein referred to as the "bonds of 1999 Series D"), limited to an aggregate principal amount of $40,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 15, 1999) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of August 15, 1999, are hereinafter collectively called
                                       14
                 the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in principal amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                   The bonds of 1999 Series D, including this bond, shall not be redeemable prior to stated maturity.

                   The bonds of 1999 Series D, including this bond, shall not be entitled or subject to a sinking fund.

                   In case an event of default, as defined in the Indenture,
                 shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions, provided in the Indenture.

                   This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and, thereupon, a new registered bond or bonds of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee or transferees in exchange herefor, and this bond with others of like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                   No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                             TRUSTEE'S CERTIFICATE

                   This bond is one of the bonds, of the series designated
                 therein, described in the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                                                      as Trustee

                                       By ...........................
                                         Authorized Officer

  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
    (please insert social security or other identifying number of assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (please print or type name and address of assignee)

the within bond of THE DETROIT EDISON COMPANY and does hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Attorney, to transfer said bond on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

---------------------------------------------

Notice: The signature to this assignment must correspond with the name as written upon the face of the bond in every particular without alteration or enlargement or any change whatsoever.

                                            PART II.

                                    RECORDING AND FILING DATA

RECORDING AND
FILING OF ORIGINAL
INDENTURE.         The Original Indenture and indentures supplemental thereto have been recorded and/or filed and Certificates of Provision for Payment have been recorded as hereinafter set forth.

                   The Original Indenture has been recorded as a real estate
                 mortgage and filed as a chattel mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND
FILING OF
SUPPLEMENTAL
INDENTURES.        Pursuant to the terms and provisions of the Original
                 Indenture, indentures supplemental thereto heretofore entered into have been recorded as a real estate mortgage and/or filed as a chattel mortgage or as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:

                                                                                            RECORDED AND/OR
                                                                                         FILED AS SET FORTH IN
                               SUPPLEMENTAL                      PURPOSE OF                  SUPPLEMENTAL
                                INDENTURE                       SUPPLEMENTAL                   INDENTURE
                               DATED AS OF                       INDENTURE                   DATED AS OF:
                               ------------                     ------------             ---------------------
                       June 1, 1925(a)(b)..........  Series B Bonds                      February 1, 1940
                       August 1, 1927(a)(b)........  Series C Bonds                      February 1, 1940
                       February 1, 1931(a)(b)......  Series D Bonds                      February 1, 1940
                       June 1, 1931(a)(b)..........  Subject Properties                  February 1, 1940
                       October 1, 1932(a)(b).......  Series E Bonds                      February 1, 1940
                       September 25, 1935(a)(b)....  Series F Bonds                      February 1, 1940
                       September 1, 1936(a)(b).....  Series G Bonds                      February 1, 1940
                       November 1, 1936(a)(b)......  Subject Properties                  February 1, 1940
                       February 1, 1940(a)(b)......  Subject Properties                  September 1, 1947
                       December 1, 1940(a)(b)......  Series H Bonds and Additional       September 1, 1947
                                                       Provisions

                                                                                            RECORDED AND/OR
                                                                                         FILED AS SET FORTH IN
                               SUPPLEMENTAL                      PURPOSE OF                  SUPPLEMENTAL
                                INDENTURE                       SUPPLEMENTAL                   INDENTURE
                               DATED AS OF                       INDENTURE                   DATED AS OF:
                               ------------                     ------------             ---------------------
                       September 1,                  Series I Bonds,                     November 15, 1951
                         1947(a)(b)(c).............    Subject Properties and
                                                       Additional Provisions
                       March 1, 1950(a)(b)(c)......  Series J Bonds                      November 15, 1951
                                                       and Additional Provisions
                       November 15,                  Series K Bonds                      January 15, 1953
                         1951(a)(b)(c).............    Additional Provisions and
                                                       Subject Properties
                       January 15, 1953(a)(b)......  Series L Bonds                      May 1, 1953
                       May 1, 1953(a)..............  Series M Bonds and Subject          March 15, 1954
                                                       Properties
                       March 15, 1954(a)(c)........  Series N Bonds and Subject          May 15, 1955
                                                       Properties
                       May 15, 1955(a)(c)..........  Series O Bonds and Subject          August 15, 1957
                                                       Properties
                       August 15, 1957(a)(c).......  Series P Bonds Additional           June 1, 1959
                                                       Provisions and Subject
                                                       Properties
                       June 1, 1959(a)(c)..........  Series Q Bonds and Subject          December 1, 1966
                                                       Properties
                       December 1, 1966(a)(c)......  Series R Bonds Additional           October 1, 1968
                                                       Provisions and Subject
                                                       Properties
                       October 1, 1968(a)(c).......  Series S Bonds and Subject          December 1, 1969
                                                       Properties
                       December 1, 1969(a)(c)......  Series T Bonds and Subject          July 1, 1970
                                                       Properties
                       July 1, 1970(c).............  Series U Bonds and Subject          December 15, 1970
                                                       Properties
                       December 15, 1970(c)........  Series V and Series W Bonds         June 15, 1971
                       June 15, 1971(c)............  Series X Bonds and Subject          November 15, 1971
                                                       Properties
                       November 15, 1971(c)........  Series Y Bonds and Subject          January 15, 1973
                                                       Properties
                       January 15, 1973(c).........  Series Z Bonds and Subject          May 1, 1974
                                                       Properties
                       May 1, 1974.................  Series AA Bonds and Subject         October 1, 1974
                                                       Properties
                       October 1, 1974.............  Series BB Bonds and Subject         January 15, 1975
                                                       Properties
                       January 15, 1975............  Series CC Bonds and Subject         November 1, 1975
                                                       Properties
                       November 1, 1975............  Series DDP Nos. 1-9 Bonds and       December 15, 1975
                                                       Subject Properties
                       December 15, 1975...........  Series EE Bonds and Subject         February 1, 1976
                                                       Properties
                       February 1, 1976............  Series FFR Nos. 1-13 Bonds          June 15, 1976
                       June 15, 1976...............  Series GGP Nos. 1-7 Bonds and       July 15, 1976
                                                       Subject Properties
                       July 15, 1976...............  Series HH Bonds and Subject         February 15, 1977
                                                       Properties

                                                                                            RECORDED AND/OR
                                                                                         FILED AS SET FORTH IN
                               SUPPLEMENTAL                      PURPOSE OF                  SUPPLEMENTAL
                                INDENTURE                       SUPPLEMENTAL                   INDENTURE
                               DATED AS OF                       INDENTURE                   DATED AS OF:
                               ------------                     ------------             ---------------------
                       February 15, 1977...........  Series MMP Bonds and Subject        March 1, 1977
                                                       Properties
                       March 1, 1977...............  Series IIP Nos. 1-7 Bonds, Series   June 15, 1977
                                                       JJP Nos. 1-7 Bonds, Series KKP
                                                       Nos. 1-7 Bonds and Series LLP
                                                       Nos. 1-7 Bonds
                       June 15, 1977...............  Series FFR No. 14 Bonds and         July 1, 1977
                                                       Subject Properties
                       July 1, 1977................  Series NNP Nos. 1-7 Bonds and       October 1, 1977
                                                       Subject Properties
                       October 1, 1977.............  Series GGP Nos. 8-22 Bonds and      June 1, 1978
                                                       Series OOP Nos. 1-17 Bonds and
                                                       Subject Properties
                       June 1, 1978................  Series PP Bonds, Series QQP Nos.    October 15, 1978
                                                       1-9 Bonds and Subject Properties
                       October 15, 1978............  Series RR Bonds and Subject         March 15, 1979
                                                       Properties
                       March 15, 1979..............  Series SS Bonds and Subject         July 1, 1979
                                                       Properties
                       July 1, 1979................  Series IIP Nos. 8-22 Bonds, Series  September 1, 1979
                                                       NNP Nos. 8-21 Bonds and Series
                                                       TTP Nos. 1-15 Bonds and Subject
                                                       Properties
                       September 1, 1979...........  Series JJP No. 8 Bonds, Series KKP  September 15, 1979
                                                       No. 8 Bonds, Series LLP Nos.
                                                       8-15 Bonds, Series MMP No. 2
                                                       Bonds and Series OOP No. 18
                                                       Bonds and Subject Properties
                       September 15, 1979..........  Series UU Bonds                     January 1, 1980
                       January 1, 1980.............  1980 Series A Bonds and Subject     April 1, 1980
                                                       Properties
                       April 1, 1980...............  1980 Series B Bonds                 August 15, 1980
                       August 15, 1980.............  Series QQP Nos. 10-19 Bonds, 1980   August 1, 1981
                                                       Series CP Nos. 1-12 Bonds and
                                                       1980 Series DP No. 1-11 Bonds
                                                       and Subject Properties
                       August 1, 1981..............  1980 Series CP Nos. 13-25 Bonds     November 1, 1981
                                                       and Subject Properties
                       November 1, 1981............  1981 Series AP Nos. 1-12 Bonds      June 30, 1982
                       June 30, 1982...............  Article XIV Reconfirmation          August 15, 1982
                       August 15, 1982.............  1981 Series AP Nos. 13-14 and       June 1, 1983
                                                       Subject Properties

                                                                                            RECORDED AND/OR
                                                                                         FILED AS SET FORTH IN
                               SUPPLEMENTAL                      PURPOSE OF                  SUPPLEMENTAL
                                INDENTURE                       SUPPLEMENTAL                   INDENTURE
                               DATED AS OF                       INDENTURE                   DATED AS OF:
                               ------------                     ------------             ---------------------
                       June 1, 1983................  1981 Series AP Nos. 15-16 and       October 1, 1984
                                                       Subject Properties
                       October 1, 1984.............  1984 Series AP and 1984 Series BP   May 1, 1985
                                                       Bonds and Subject Properties
                       May 1, 1985.................  1985 Series A Bonds                 May 15, 1985
                       May 15, 1985................  1985 Series B Bonds and Subject     October 15, 1985
                                                       Properties
                       October 15, 1985............  Series KKP No. 9 Bonds and Subject  April 1, 1986
                                                       Properties
                       April 1, 1986...............  1986 Series A and Subject           August 15, 1986
                                                       Properties
                       August 15, 1986.............  1986 Series B and Subject           November 30, 1986
                                                       Properties
                       November 30, 1986...........  1986 Series C                       January 31, 1987
                       January 31, 1987............  1987 Series A                       April 1, 1987
                       April 1, 1987...............  1987 Series B and 1987 Series C     August 15, 1987
                       August 15, 1987.............  1987 Series D and 1987 Series E     November 30, 1987
                                                       and Subject Properties
                       November 30, 1987...........  1987 Series F                       June 15, 1989
                       June 15, 1989...............  1989 Series A                       July 15, 1989
                       July 15, 1989...............  Series KKP No. 10                   December 1, 1989
                       December 1, 1989............  Series KKP No. 11 and 1989 Series   February 15, 1990
                                                       BP
                       February 15, 1990...........  1990 Series A, 1990 Series B, 1990  November 1, 1990
                                                       Series C, 1990 Series D, 1990
                                                       Series E and 1990 Series F
                       November 1, 1990............  Series KKP No. 12                   April 1, 1991
                       April 1, 1991...............  1991 Series AP                      May 1, 1991
                       May 1, 1991.................  1991 Series BP and 1991 Series CP   May 15, 1991
                       May 15, 1991................  1991 Series DP                      September 1, 1991
                       September 1, 1991...........  1991 Series EP                      November 1, 1991
                       November 1, 1991............  1991 Series FP                      January 15, 1992
                       January 15, 1992............  1992 Series BP                      February 29, 1992 and
                                                                                         April 15, 1992
                       February 29, 1992...........  1992 Series AP                      April 15, 1992
                       April 15, 1992..............  Series KKP No. 13                   July 15, 1992
                       July 15, 1992...............  1992 Series CP                      November 30, 1992
                       July 31, 1992...............  1992 Series D                       November 30, 1992
                       April 1, 1986...............  1986 Series A and Subject           August 15, 1986
                                                       Properties
                       August 15, 1986.............  1986 Series B and Subject           November 30, 1986
                                                       Properties
                       November 30, 1986...........  1986 Series C                       January 31, 1987
                       January 31, 1987............  1987 Series A                       April 1, 1987
                       April 1, 1987...............  1987 Series B and 1987 Series C     August 15, 1987

                                                                                            RECORDED AND/OR
                                                                                         FILED AS SET FORTH IN
                               SUPPLEMENTAL                      PURPOSE OF                  SUPPLEMENTAL
                                INDENTURE                       SUPPLEMENTAL                   INDENTURE
                               DATED AS OF                       INDENTURE                   DATED AS OF:
                               ------------                     ------------             ---------------------
                       August 15, 1987.............  1987 Series D and 1987 Series E     November 30, 1987
                                                       and Subject Properties
                       November 30, 1987...........  1987 Series F                       June 15, 1989
                       June 15, 1989...............  1989 Series A                       July 15, 1989
                       July 15, 1989...............  Series KKP No. 10                   December 1, 1989
                       December 1, 1989............  Series KKP No. 11 and 1989 Series   February 15, 1990
                                                       BP
                       February 15, 1990...........  1990 Series A, 1990 Series B, 1990  November 1, 1990
                                                       Series C, 1990 Series D, 1990
                                                       Series E and 1990 Series F
                       November 1, 1990............  Series KKP No. 12                   April 1, 1991
                       April 1, 1991...............  1991 Series AP                      May 1, 1991
                       May 1, 1991.................  1991 Series BP and 1991 Series CP   May 15, 1991
                       May 15, 1991................  1991 Series DP                      September 1, 1991
                       September 1, 1991...........  1991 Series EP                      November 1, 1991
                       November 1, 1991............  1991 Series FP                      January 15, 1992
                       January 15, 1992............  1992 Series BP                      February 29, 1992 and
                                                                                         April 15, 1992
                       February 29, 1992...........  1992 Series AP                      April 15, 1992
                       April 15, 1992..............  Series KKP No. 13                   July 15, 1992
                       July 15, 1992...............  1992 Series CP                      November 30, 1992
                       November 30, 1992...........  1992 Series E and 1993 Series D     March 15, 1993
                       December 15, 1992...........  Series KKP No. 14 and 1989 Series   March 15, 1992
                                                       BP No. 2
                       January 1, 1993.............  1993 Series C                       April 1, 1993
                       March 1, 1993...............  1993 Series E                       June 30, 1993
                       March 15, 1993..............  1993 Series D                       September 15, 1993
                       April 1, 1993...............  1993 Series FP and 1993 Series IP   September 15, 1993
                       April 26, 1993..............  1993 Series G and Amendment of      September 15, 1993
                                                       Article II, Section 5
                       May 31, 1993................  1993 Series J                       September 15, 1993
                       September 15, 1993..........  1993 Series K                       March 1, 1994
                       March 1, 1994...............  1994 Series AP                      June 15, 1994
                       June 15, 1994...............  1994 Series BP                      December 1, 1994
                       August 15, 1994.............  1994 Series C                       December 1, 1994
                       December 1, 1994............  Series KKP No. 15 and 1994 Series   August 1, 1995
                                                       DP
                       August 1, 1995..............  1995 Series A Bond                  August 15, 1999
                                                       1995 Series DP

                -----------------------------------------
                (a) See Supplemental Indenture dated as of July 1, 1970 for
                    Interstate Commerce Commission filing and recordation information.

                (b) See Supplemental Indenture dated as of May 1, 1953 for
                    Secretary of State of Michigan filing information.

                (c) See Supplemental Indenture dated as of May 1, 1974 for
                    County of Genesee, Michigan recording and filing information.

RECORDING OF
CERTIFICATES
OF PROVISION
FOR PAYMENT.       All the bonds of Series A which were issued under the
                 Original Indenture dated as of October 1, 1924, and of Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, R, S, W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-9, LLP Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15, UU, 1980
                 Series A, 1980 Series CP Nos. 1-25, 1980 Series DP Nos. 1-11, 1981 Series AP Nos. 1-16, 1984 Series AP, 1984 Series BP, 1985 Series A, 1985 Series B, 1987 Series A, PP, RR, EE, MMP, MMP No. 2, 1989 Series A and 1993 Series D which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, October 1, 1932,
                 September 25, 1935, September 1, 1936, December 1, 1940, September 1, 1947, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15, 1957, December
                 15, 1970, November 15, 1971, January 15, 1973, May 1, 1974,
                 October 1, 1974, January 15, 1975, November 1, 1975, February 1, 1976, June 15, 1976, July 15, 1976, October 1, 1977, March
                 1, 1977, July 1, 1979, March 1, 1977, March 1, 1977, March 1,
                 1977, September 1, 1979, July 1, 1977, July 1, 1979, September 15, 1979, October 1, 1977, June 1, 1978, October 1, 1977, July
                 1, 1979, January 1, 1980, August 15, 1980, November 1, 1981,
                 October 1, 1984, May 1, 1985, May 15, 1985, January 31, 1987,
                 June 1, 1978, October 15, 1978, December 15, 1975, February 15, 1977, September 1, 1979, June 15, 1989 and March 15, 1993 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                            PART III.

                                          THE TRUSTEE.

TERMS AND
CONDITIONS OF
ACCEPTANCE OF
TRUST BY TRUSTEE.  The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture, as amended to date and as supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                   The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                            PART IV.

                                         MISCELLANEOUS.

CONFIRMATION OF
SECTION 318(C) OF
TRUST INDENTURE
ACT.               Except to the extent specifically provided therein, no
                 provision of this supplemental indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supercede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN
COUNTERPARTS.      THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN
                 ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

TESTIMONIUM.       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND BANKERS
                 TRUST COMPANY HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES, ASSISTANT SECRETARIES, TREASURERS OR ASSISTANT TREASURERS ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.
                                              THE DETROIT EDISON COMPANY,

                 (Corporate Seal)             By

                                                --------------------------------
                                                          N. A. Khouri
                                                      Assistant Treasurer

EXECUTION.       Attest:

               -----------------------------------------------------------------
                        Jack L. Somers
                 Assistant Corporate Secretary

                 Signed, sealed and delivered by THE
                 DETROIT EDISON COMPANY, in the
                 presence of

               -----------------------------------------------------------------
                            K. Hier

               -----------------------------------------------------------------
                         W. A. Horwath

                 STATE OF MICHIGAN
                                                SS.:
                 COUNTY OF WAYNE

ACKNOWLEDGMENT
OF EXECUTION
BY COMPANY.        On this   day of August, 1999, before me, the subscriber, a
                 Notary Public within and for the County of        , in the
                 State of Michigan, personally appeared N. A. Khouri, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226-1279 and is the Assistant Treasurer of THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said N. A. Khouri, acknowledged said instrument to be the free act and deed of said corporation.

                                              ----------------------------------
                 (Notarial Seal)                              , Notary Public
                                                            County, MI
                                                My Commission Expires

                                                                          BANKERS TRUST COMPANY,
                         (Corporate Seal)                                 By
                                                                              --------------------------------------------
                                                                              Marc J. Parilla
                                                                              Assistant Vice President

                         Attest:
                         ------------------------------------------------
                         Signed, sealed and delivered by
                         BANKERS TRUST COMPANY, in the
                         presence of
                         ------------------------------------------------
                         ------------------------------------------------


                                       STATE OF NEW YORK
                                             SS.:
                                      COUNTY OF NEW YORK


ACKNOWLEDGEMENT          On this day of August, 1999, before me, the subscriber, a
OF EXECUTION             Notary Public within and for the County of New York, in the
BY TRUSTEE.              State of New York, personally appeared Marc J. Parilla, to me personally known, who, being by me duly sworn, did say
                         that his business office is located at Four Albany Street,
                         New York, New York 10015, and he is Assistant Vice President
                         of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he
                         knows the corporate seal of the said corporation and that
                         the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and
                         sealed in behalf of said corporation by authority of its
                         Board of Directors and that he subscribed his name thereto
                         by like authority; and said              acknowledged said
                         instrument to be the free act and deed of said corporation.

                                        (Notarial Seal)
                                                                       ---------------------------------------------------
                                                                                Notary Public, State of New York
                                                                                               No.
                                                                                    Qualified in Kings County
                                                                                       Commission Expires

STATE OF MICHIGAN
                               SS.:
COUNTY OF WAYNE


AFFIDAVIT AS TO          N.A. Khouri, being duly sworn, says: that he is the
CONSIDERATION            Assistant Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.          Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said
                         instrument and of the consideration therefor; that the
                         consideration for said instrument was and is actual and
                         adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                                          ------------------------------------------------
                                                                                            N.A. Khouri

                         Sworn to before me this    day of
                         August, 1999

                         ------------------------------------------------
                                         , Notary Public
                                         Wayne County, MI
                                      My Commission Expires
                          (Notarial Seal)

                          This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second Avenue, Detroit, Michigan
                                                                       48226